XZERES Corp Announces New Credit Facility to Enable Rapid Delivery of Its Current Order Backlog

Wilsonville, OR August 8, 2012 — XZERES Corp (OTCQB: XPWR) a designer, manufacturer, and marketer of small (2.5 – 10KW) wind-powered turbines, and other renewable energy products, today announced it has entered into a new $1.5 million Financing facility with Magna Group.

According to XZERES CEO, Frank Greco, “The Company entered FY2013 (beginning in March of 2012) with a strong and rapidly growing backlog of orders, driven by accelerated activity in the UK marketplace. This new facility will now help the Company to fulfill these orders at an accelerated pace”.

The Company said its backlog of orders currently exceeds $6 million, all of which are deliverable within a 2-4 month time frame. This compares to less than $1 million in backlog a year ago. Additionally, the Company has a very strong and rapidly growing pipeline of business beyond the current order backlog. While the Company’s UK activities have been and will continue to be a key near-term driver, other key geographic regions are expected to begin contributing. For example, previously announced plans to partner with the government of Vietnam to electrify inhabited islands that lack grid power is expected to meaningfully contribute to revenue growth this fiscal year. Over the coming months, the Company also expects to enter several new and exciting markets with large revenue potential, specifically in Japan, Italy and the Caribbean.

According to Company Chairman, David N. Baker, “Since early this year, XZERES has known with a high degree of confidence that it had sufficient customer demand to build a rapidly growing and highly profitable company, but the Company has been constrained by both the cost and availability of capital. Since that time, marketing activities have continued to produce results that are better than anticipated. Nonetheless, over the past two quarters the Company has been unable to ship enough systems to meet the customer demand. We are pleased to have closed on a less dilutive funding structure to help us ramp the business and capitalize on what is in front of us. We will continue to seek out the most efficient means of financing the Company’s growth to optimize shareholder value”.

According to Joshua Sason, CEO of Magna Group, “We believe XZERES has reached an inflection point with a superb product offering, a global footprint, and traction in key markets around the world, all of which positions the Company for rapid growth. We are excited to begin working with XZERES and look forward to supporting the Company’s future growth”.

Based upon the current visibility of domestic, UK, and Asia-Pacific efforts, the Company continues to believe it can reach up to $20 million in revenue for the current fiscal year ending February 28 2013, which would compare to $3.9 million for last fiscal year.

Driving Operating Efficiencies for FY2013 – In addition to top-line growth, the second major objective for FY2013 involves the Company’s ability to significantly reduce operating costs, without compromising its revenue targets. According to Greco, “higher expenditures incurred in FY2012 were largely the result of significant long term investments XZERES made to vastly improve/upgrade its wind turbine products, and the one-time costs required to put into place a quality supply-chain, worldwide marketing, distribution and service platform capable of meeting the strong demand over the next several years.” “Those development and initial ramp up efforts are now behind us, and as a result, operating expenses have already been reduced by approximately 35% as compared to last fiscal year’s run rate and we remain committed to reaching profitability this year” stated Greco.

Looking further out, David N. Baker said “We believe the dramatic sales growth that XZERES is now experiencing can continue for a considerable period of time, due to the enthusiasm with which the largest distributors in the world have embraced the XZERES wind turbine products, and the continuing trend of new countries enacting energy policies that support widespread adoption of small wind distributed power systems.”

The PO credit facility carries an annualized interest rate of 16% on any monies outstanding. The Company issued 600,000 warrants at an exercise price of $0.35/per share with a 2-year expiration. “We appreciate the support by The Company’s investment banker, Ardour Capital Investments, LLC, in helping to make the introduction and close the transaction with Magna”, stated Frank Greco.

For more information about XZERES or any of its products, please visit www.xzeres.com and www.xzeresenergy.com as well as www.xzeres.co.uk

Media Contact:

XZERES Investor Relations

503-388-7331

About XZERES:

XZERES Corp. is a renewable energy and clean energy technology company that designs, develops, manufactures and markets distributed generation, wind power systems as well as power management and power efficiency solutions for the commercial, light industrial and residential markets. Our grid connected and off grid wind turbine systems, which consist of our 2.5kW and 10kW devices and related equipment, are utilized for electrical power generation for applications and markets such as residential, micro-grid based rural and island electrification, agricultural, small business, rural electric utility systems, as well as other private, corporate infrastructure and government applications. Our wind power systems are focused on distributed energy, where a specific machine's energy output is largely or entirely used on-site where the equipment is installed, as well as grid connected applications. While many of our customers take advantage of their local net-metering rules within the United States and Feed In Tariffs that are often available in Europe and Internationally (to sell power back to the grid), our wind power systems are not dependent on transmission needs to carry the energy produced to another location and are therefore well suited for remote electrification, available with or without a battery coupled solution. Our power management and power efficiency solutions are deployed primarily for commercial and light industrial applications, and secondarily residential usage and target both urban and rural customers. For more information please see the Company's web site at www.xzeres.com and www.xzeresenergy.com

About Magna Group

Magna Group is a leading alternative investment firm that makes innovative structured investments and provides financial partnership to its portfolio companies; public and private, worldwide. With a focus on the small and lower-middle markets, Magna has completed more than 500 successful transactions into over 150 public and private entities since inception in 2009. As a value added investor, Magna Group prioritizes relationship and works closely with portfolio companies to develop customized equity, debt and hybrid investment solutions. Please visit www.magnagroupllc.com for more information.

About Ardour Capital Investments, LLC

Ardour Capital Investments, LLC is a research and investment banking firm focused on Energy Technology / Alternative Energy & Power / Clean & Renewable Technologies. Ardour publishes research and provides private and public companies with advisory and capital markets services. For more information see www.ardourcapital.com and www.ardourglobalindexes.com.

Forward Looking Statements and Safe Harbor Statement:

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. XZERES Corp. claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. These "Forward-looking statements" are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. These forward-looking statements may be identified by the use of terms and phrases such as "anticipates", "believes", "can", "could", "estimates", "expects", “goals”, "forecasts", “hopes”, "intends", "may", "plans", "projects", "targets", "will", and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as new business models, new products, product enhancements, new technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. Management cautions that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, regulatory and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) new business models may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse effects relating to the Company's business; (b) the challenge of compensating and retaining key employees; (c) the impact on the Company and our customers from the current domestic and international economic, geo-political and financial market conditions; (d) the success of our new products and new business models in achieving their expected benefits; (e) to perform as expected without material defects; (f) to be qualified and accepted by our customers, (g) to successfully compete with products, systems, technologies and services offered by our competitors; (h) we may not be successful in undertaking the steps currently planned in order to further develop the business; and (i) other risks and uncertainties described in our filings with the Securities and Exchange Commission.

Neither XZERES Corp. management nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission that are available on the SEC's web site located at www.sec.gov. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.